EXHIBIT 10(e)

RATE SCHEDULE EFT
ENHANCED FIRM TRANSPORTATION SERVICE
FORM OF SERVICE AGREEMENT

CONTRACT NO. 017634

THIS AGREEMENT is made effective as of the   1   day of December, 2003 by and between:

CMS TRUNKLINE GAS COMPANY, LLC, (hereinafter called "Trunkline"), a Delaware Corporation,

and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)
(hereinafter called "Shipper").

Shipper represents and warrants that Shipper conforms to the requirements of 18 C.F.R.

Section 284.102	(284B - Intrastate Pipelines or Local Distribution Companies)	_______

Section 284.222	(284G - Interstate Pipelines	_______

Section 284.223	(284G - Others)	___X__

In consideration of the mutual covenants and agreements as herein set forth, both Trunkline and Shipper covenant and agree as follows:

ARTICLE 1 - SERVICE

Trunkline agrees to receive at the Points of Receipt and deliver at the Points of Delivery, on a firm basis, Quantities of Natural Gas up to the following daily Quantity (Dt) , which shall constitute the Maximum Daily Quantity:

15,000       (Dt).

The Maximum Daily Quantity is stated in delivered Quantities, for which received Quantities must be adjusted for fuel usage and lost or unaccounted for Gas as set out in the then-effective, applicable rates and charges under Trunkline's Rate Schedule EFT.

RATE SCHEDULE EFT (Continued)
ENHANCED FIRM TRANSPORTATION SERVICE
FORM OF SERVICE AGREEMENT

Exhibit A hereto states the Points of Receipt and Points of Delivery. Exhibit A may be revised from time to time by written agreement between Trunkline and Shipper and, as may be revised, is by this reference incorporated in its entirety into this Agreement and made an integral part hereof. Shipper's Maximum Daily Quantity shall be assigned among the primary Points of Receipt set out on Exhibit A, as well as among the primary Points of Delivery set out on Exhibit A. Such assignment may be changed, subject to the availability of capacity, in accordance with the General Terms and Conditions.

ARTICLE 2 - TERM

This Agreement shall be effective from the date first stated above. Trunkline shall provide firm Transportation service for Shipper pursuant to this Agreement from 1st day of December, 2003 until 30th day of April, 2004, when this Agreement shall expire.

ARTICLE 3 - RATES AND CHARGES

For the services provided or contracted for hereunder, Shipper agrees to pay Trunkline the then-effective, applicable rates and charges under Trunkline's Rate Schedule EFT filed with the Commission, as such rates and charges and Rate Schedule EFT may hereafter be modified, supplemented, superseded, or replaced generally or as to the service hereunder. Trunkline reserves the right from time to time to unilaterally file and to make effective any such changes in the terms or rate levels under Rate Schedule EFT and the applicability thereof, the General Terms and Conditions or any other provisions of Trunkline's Tariff, subject to the applicable provisions of the Natural Gas Act and the Commission's Regulations thereunder.

From time to time Shipper and Trunkline may agree in writing on a level of discount of the otherwise applicable rates and charges hereunder pursuant to the effective applicable provisions of Rate Schedule EFT and subject to the Regulations and Orders of the Commission. For example, Shipper and Trunkline may agree that a specified discounted rate shall apply: (a) only to certain Quantities under this Agreement; (b) only if specified Quantity levels are actually achieved or only with respect to Quantities below a specified level; (c) only during specified time periods; (d) only to specified Points of Receipt, Points of Delivery, mainline segments, transportation paths or defined geographical areas; or (e) in a specified relationship to the Quantities actually transported (i.e., that the rates shall be adjusted in a specified relationship to Quantities actually transported); provided, however, that any such discounted rate set forth above shall be between the Maximum Rate and Minimum Rate applicable to the service provided under this Agreement. Any discount shall be effective only on a prospective basis and as specified in the written agreement between Trunkline and Shipper.

RATE SCHEDULE EFT (Continued)
ENHANCED FIRM TRANSPORTATION SERVICE
FORM OF SERVICE AGREEMENT

From time to time Shipper and Trunkline may agree to a Negotiated Rate for a specified term for service hereunder. Provisions governing such Negotiated Rate and term shall be set forth on Exhibit C to this service Agreement.

ARTICLE 4 - FUEL REIMBURSEMENT

In addition to collection of the rates and charges provided for in Article 3, Trunkline shall retain, as Fuel Reimbursement, the percentage of the Quantities received from Shipper hereunder, as provided pursuant to Rate Schedule EFT.

ARTICLE 5 - GENERAL TERMS AND CONDITIONS

This Agreement and all terms for service hereunder are subject to the further provisions of Rate Schedule EFT and the General Terms and Conditions of Trunkline's Tariff, as such may be modified, supplemented, superseded or replaced generally or as to the service hereunder. Trunkline reserves the right from time to time to unilaterally file and to make effective any such changes in the provisions of Rate Schedule EFT and the General Terms and Conditions, subject to the applicable provisions of the Natural Gas Act and the Commission's Regulations thereunder. Such Rate Schedule and General Terms and Conditions, as may be changed from time to time, are by this reference incorporated in their entirety into this Agreement and made an integral part hereof.

ARTICLE 6 - CANCELLATION OF PREVIOUS CONTRACTS

This Agreement supersedes, cancels, and terminates, as of the date(s) stated below, the following Agreement(s) (if any) with respect to the Transportation of Natural Gas between Trunkline and Shipper:

RATE SCHEDULE EFT (Continued)
ENHANCED FIRM TRANSPORTATION SERVICE
FORM OF SERVICE AGREEMENT

ARTICLE 7 - NOTICES

The Post Office addresses of both Trunkline and Shipper are as follows:

TRUNKLINE
Payment:	CMS Trunkline Gas Company, LLC
P. O. Box 201203
Houston, Texas 77216-1203

Nomination and	CMS Trunkline Gas Company, LLC
Scheduling:	Attn: Marketing Operations
P. O. Box 4967
Houston, Texas 77210-4967

BUSINESS DAY, OR SATURDAY AND
SUNDAY 10 a.m. - 2 p.m. CT
Phone: (713) 989-7590
Fax: (713) 989-1121

ALL OTHER HOURS
Attn: Gas Control Operations
Phone: (713) 627-5621

Pipeline Emergencies:	CMS Trunkline Gas Company, LLC
(Not to be used for	Attn: Gas Control
any other purpose)	P. O. Box 4967
Houston, Texas 77210-4967
Phone: (713) 627-5621
Toll Free: 1-800-225-3913
Texas only: 1-800-221-1084

All Other:	CMS Trunkline Gas Company, LLC
Attn: Customer Services
P. O. Box 4967
Houston, Texas 77210-4967
Phone: (713) 627-4272 or
1-800-275-7375
Fax: (713) 989-1178

RATE SCHEDULE EFT (Continued)
ENHANCED FIRM TRANSPORTATION SERVICE
FORM OF SERVICE AGREEMENT

SHIPPER

Billing:	PEOPLES GAS LIGHT AND COKE COMPANY (THE)
130 E RANDOLPH DR, 23RD FLOOR
CHICAGO, IL 60601
	Attn: Tom Smith	312-240-7692

Nomination and
Scheduling: (1)	PEOPLES GAS LIGHT AND COKE COMPANY (THE)
GAS SUPPLY ADMINISTRATION
150 N MICHIGAN AVE, 39th FLOOR
	CHICAGO, IL	60601
	Attn: DAVE WEAR	312-762-1647

All Other:	PEOPLES GAS LIGHT AND COKE COMPANY (THE)
150 N MICHIGAN AVE., 39TH FLOOR
	CHICAGO, IL	60601
	Attn: Lilian Thomas	312-762-1667

(1) Please provide street address in addition to mailing address.

Contract-No: 017634

RATE SCHEDULE EFT (Continued)
ENHANCED FIRM TRANSPORTATION SERVICE
FORM OF SERVICE AGREEMENT

IN WITNESS WHEREOF, both Trunkline and Shipper have caused this Agreement to be executed in several counterparts by their respective officers or other persons duly authorized to do so.

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

By	/s/ William E. Morrow
William E. Morrow
(Please type or print name)
Title	Executive Vice President
Executed	March 27, 2003
(Date)

CMS TRUNKLINE GAS COMPANY, LLC

By	/s/ Robert O. Bond
Robert O. Bond
(Please type or print name)
Title	Vice President
Executed	12-1-03
(Date)

RATE SCHEDULE EFT (Continued)
FIRM TRANSPORTATION SERVICE

EXHIBIT A
Transportation Agreement
Between
CMS TRUNKLINE GAS COMPANY, LLC
For
Firm Service
Under Rate Schedule EFT
and

PEOPLES GAS LIGHT AND COKE COMPANY (THE)

Contract No. 017634

Maximum Daily Contract Quantities (Dt./Day):

Effective from	12/01/2003	through	04/30/2004	15,000 Dt./Day

RATE SCHEDULE EFT (Continued)
FIRM TRANSPORTATION SERVICE

EXHIBIT A
Transportation Agreement
For
Firm Service
Under Rate Schedule EFT

Primary Point(s) of Delivery

Seq.					Meter
No.	Delivered To	Location	County	St	No.	MDDO

Effective from: 12/01/2003 Through: 04/30/2004
1	CHAMPAIGN TRANSPOR	09 21N 07E	CHAMPA	IL	80601	15,000

Description of Facilities

				Atmos.
Seq.	Existing/			Pres.
No.	Proposed	Zone	Operated and Maintained by	(Psia)

Effective from: 12/01/2003 Through: 04/30/2004
1	EXISTING	Z-2	CMS TRUNKLINE GAS COMPANY, LLC	14.7

Secondary Points of Delivery

Shipper shall have the secondary Points of Delivery as set forth in Section 2.2 of Trunkline's Rate Schedule EFT.

RATE SCHEDULE EFT (Continued)
FIRM TRANSPORTATION SERVICE

EXHIBIT A
Transportation Agreement
For
Firm Service
Under Rate Schedule EFT

Primary Point(s) of Receipt

						MDRO
Seq.					Meter	(Net of Fuel
No.	Received From	Location	County	St	No.	Reimbursement)

Effective from: 12/01/2003 Through: 04/30/2004
1	SP 23 / ST 76 - ST	ST 76 000	TERREB	LA	85000	15,000

Description of Facilities

				Atmos.
Seq.	Existing/			Pres.
No.	Proposed	Zone	Operated and Maintained by	(Psia)

Effective from: 12/01/2003 Through: 04/30/2004
1	EXISTING	FLD	CMS TRUNKLINE GAS COMPANY, LLC	14.7

Secondary Points of Receipt

Shipper shall have the secondary Points of Receipt as set forth in Section 2.1 of Trunkline's Rate Schedule EFT.

RATE SCHEDULE EFT (Continued)
ENHANCED FIRM TRANSPORTATION SERVICE
FORM OF SERVICE AGREEMENT

EXHIBIT B

Transportation Agreement
For
Firm Service
Under Rate Schedule EFT

Contract No. 017634

CUSTOMIZED RESERVATION PATTERN ELECTION

______________________________________(Shipper) hereby elects the Customized Reservation Pattern option in accordance with Section 3.9 of Trunkline's Rate Schedule EFT and hereby notifies Trunkline that it desires to be billed, and agrees to pay, the Reservation Charges elected from time to time for the period commencing November 1, ___________ through October 31, ___________.

Shipper acknowledges that this election is an alternative to the uniform monthly billing of reservation charges for Rate Schedule EFT set forth on effective Tariff Sheet No. __,as revised from time to time, and that Shipper's election shall constitute its agreement to pay the otherwise applicable charges according to the payment schedule set forth in its election including such additional charges as may be required to ensure that the total applicable annual Reservation Charge obligations are paid in full. Shipper's election constitutes its waiver of reliance on uniform monthly billing requirements otherwise applicable for the affected months. Shipper hereby indemnifies Trunkline against and holds Trunkline harmless for any claims of Shipper or any person claiming through Shipper as to rights to billing different from those elected by Shipper.

CMS TRUNKLINE GAS COMPANY, LLC

By	_______________________________
_______________________________
(Please type or print name)
SHIPPER:	_______________________________
BY:	_______________________________
_______________________________
(Please type or print name)
DATED:	_______________________________
SUPERSEDES EXHIBIT B DATED: ___________

RATE SCHEDULE EFT (Continued)
ENHANCED FIRM TRANSPORTATION SERVICE
FORM OF SERVICE AGREEMENT

EXHIBIT C

Transportation Agreement
For
Firm Service
Under Rate Schedule EFT

Contract No. 017634

NEGOTIATED RATE AGREEMENT

Shipper agrees to the Negotiated Rate option in accordance with Section 3.10 of Rate Schedule EFT and notifies Trunkline that it desires to be billed, and agrees to pay, the charges specified below for the period commencing _____________________________ and continuing until ___________________________. Shipper acknowledges that this election is an alternative to the billing of charges for Rate Schedule EFT set forth on effective Tariff Sheet No. __, as revised from time to time. Shipper also acknowledges that its election constitutes waiver of its reliance on and its right to use the recourse rates which are available to it under the Rate Schedule EFT.

Specification of Negotiated Rate:

CMS TRUNKLINE GAS COMPANY, LLC

By	_______________________________
_______________________________
(Please type or print name)
SHIPPER:	_______________________________
BY:	_______________________________
_______________________________
(Please type or print name)
DATED:	_______________________________
SUPERSEDES EXHIBIT C DATED: ___________